March 24, 2003

Dear Stockholder:

Financial reports for First Farmers and Merchants Corporation and Subsidiary (First Farmers and Merchants National Bank of Columbia) are enclosed. Since this information will be discussed during the business session of our Annual Meeting on Tuesday afternoon, April 15, we urge you to bring these exhibits with you.

We are pleased and grateful to report the Corporation's total assets now exceed $898,896,000, making us one of the largest independent banks in the state. The Bank's total deposits at the end of 2002 were approximately $789,187,000. The stockholders' equity in the Corporation increased 11.0% in 2002 to record high of $99,682,000.

The official notice of meeting of stockholders, proxy, and proxy statement are enclosed. PLEASE COMPLETE AND RETURN THE PROXY FORM AT YOUR EARLIEST CONVENIENCE. If you attend the meeting, you will have the opportunity to withdraw your proxy and vote your stock in person. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.

Please note that the annual meeting will be held in the Waymon L. Hickman Building at Columbia State Community College, Columbia, Tennessee at 4:00 p.m. The reception/buffet will follow at approximately 5:00 p.m. Please indicate on your proxy if you will be attending the meeting and reception/buffet.

Sincerely yours,

Waymon L. Hickman	T. Randy Stevens
__/s/ Waymon L. Hickman__	/ T. Randy Stevens___
Chairman of the Board	Chief Executive Officer

WLH/TRS:pnm

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148, Columbia, Tennessee 38402-1148

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on the 15th day of April, 2003

To the Stockholders of First Farmers and Merchants Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held at the Waymon L. Hickman Building, Columbia State Community College, on the 15th day of April, 2003 at 4:00 o'clock P.M., local time, for the following purposes:

Kenneth A. Abercrombie	Dr. O. Rebecca Hawkins	William R. Walter
James L. Bailey, Jr.	Waymon L. Hickman	Dan C. Wheeler
Hulet M. Chaney	Dr. Joseph W. Remke, III	Dr. David S. Williams
H. Terry Cook, Jr.	T. Randy Stevens	W. Donald Wright
Tom Napier Gordon	John P. Tomlinson, III

1.	Election of Directors: Election of fourteen (14) persons listed in the Proxy Statement dated March 24, 2003, accompanying the notice of said meeting.
2.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof

Stockholders of record at the close of business on March 1, 2003, are entitled to notice of and to vote at the meeting.

To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

By order of the Board of Directors

/s/ Martha M. McKennon
Martha M. McKennon
Secretary

March 24, 2003

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148

Columbia, Tennessee 38402-1148

PROXY

March 24, 2003

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of Columbia, Tennessee do nominate, constitute, and appoint Edward A. Cox, Bettye Cornwell, and C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April 15, 2003, at 4:00 p.m., local time at the Waymon L. Hickman Building, Columbia State Community College, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

  Election of the fourteen (14) persons listed below as Directors:

Kenneth A. Abercrombie	Dr. O. Rebecca Hawkins	William R. Walter
James L. Bailey, Jr.	Waymon L. Hickman	Dan C. Wheeler
Hulet M. Chaney	Dr. Joseph W. Remke, III	Dr. David S. Williams
H. Terry Cook, Jr.	T. Randy Stevens	W. Donald Wright
Tom Napier Gordon	John P. Tomlinson, III

FOR all nominees listed below [ ] AGAINST all nominees listed below [ ] (Except as marked to the contrary)

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

2. At their discretion, Edward A. Cox and/or Bettye Cornwell and/or C. Allan Kerley are authorized to vote upon such other business as may properly come before the meeting.

Management at present knows of no other business to be presented by or on behalf of its management at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated the __________ day of __________, 2003

_________________________________________
_________________________________________
(Signature of Shareholder)

No. of Shares ______________ PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

_________I will attend the meeting/reception. _________ Number attending

_________I will not attend the meeting/reception.

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148

Columbia, Tennessee 38402-1148

BALLOT

March 24, 2003

1. Election of the fourteen (14) persons listed below as Directors:

Kenneth A. Abercrombie	Dr. O. Rebecca Hawkins	William R. Walter
James L. Bailey, Jr.	Waymon L. Hickman	Dan C. Wheeler
Hulet M. Chaney	Dr. Joseph W. Remke, III	Dr. David S. Williams
H. Terry Cook, Jr.	T. Randy Stevens	W. Donald Wright
Tom Napier Gordon	John P. Tomlinson, III

FOR all nominees listed below [ ] AGAINST all nominees listed below [ ] (Except as marked to the contrary)

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

Dated the _________ day of ____________, 2003

_________________________________________
_________________________________________
(Signature of Shareholder)

No. of Shares ____________

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148

Columbia, Tennessee 38402-1148

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on The 15th day of April, 2003

The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation (the "Corporation") for use at the Twenty-first Annual Meeting of Stockholders to be held on the 15th day of April, 2003, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 24th day of March, 2003.

PURPOSES OF THE MEETING

The Annual Stockholders' Meeting will be held for the purposes of (i) electing directors and (ii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.

QUORUM AND VOTING

At the closing of business on March 1, 2003, the Corporation had issued and outstanding 2,920,000 shares of its common stock. Only holders of record of Common Stock of the Corporation at the close of business on March 1, 2003, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of March 1, 2003, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 1, 2003, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary, held in a fiduciary capacity as trustee, personal representative, agent or otherwise, 310,620 shares or approximately 10.6% of the Corporation's outstanding Common Stock, and has the right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.

The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 1, 2003, by all directors and executive officers of the Corporation as a group. For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.

Number of shares owned Beneficially	Percentage of
by Directors and Executive Officers	Common Stock
_as a Group (a total of 17 persons)	2,920,000 shares
254,099	8.702%

ELECTION OF DIRECTORS

At the meeting, fourteen (14) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are qualified and elected. The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five (25) Directors. The Board of Directors believes it advisable that there be fourteen (14) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than fourteen (14) nominees.

The Board of Directors proposes the election of the nominees listed to serve until the next Annual Meeting or until their successors are duly qualified and elected. Fourteen of the nominees are presently serving as Directors. Mr. Edwin W. Halliday, who is a present member of the Board, has attained mandatory retirement age.

NOMINEE INFORMATION TABLE

		Position and Office	Position and Office	Director of	Business Experience During Last	Shares Beneficially Owned
Name	Age	Held with Corporation	Held with Bank	Bank Since	Five (5) Years	3/01/03	1	% of Class

Kenneth A. Abercrombie	60	Director	Director	1988	President, Loretto Casket Co., Inc.	2,400		0.082%

James L. Bailey, Jr.	60	Director	Director	1973	Pharmacist	8,544		0.293%

Hulet M. Chaney	58	Director	Director	1997	CEO, Tennessee Farmers	6,968	2	0.239%
					Insurance Companies

H. Terry Cook, Jr.	62	Director	Director	1980	President, Cook Properties, Inc.	25,506	3	0.873%

Tom Napier Gordon	51	Director	Director	1986	Managing Partner, Gordon	68,324	4	2.340%
					Brothers Properties

Dr. O. Rebecca Hawkins	62	Director	Director	1999	President, Columbia State	400		0.014%
					Community College

Waymon L. Hickman	68	Director, Chairman	Director, Chairman	1967	Chairman of Corporation and Bank	70,808	5	2.425%

Dr. Joseph W. Remke, III	52	Director	Director	1999	Optometrist	2,600		0.089%

T. Randy Stevens	51	Director, President	Director, President	1991	President and CEO of the	36,000	6	1.233%
		and CEO	and CEO		Corporation and Bank

John P. Tomlinson III	52	Director, Senior	Director, Senior	2000	Senior Executive V.P. of the	6,648	7	0.228%
		Executive V.P.	Executive V.P.		Corporation and Bank

William R. Walter	61	Director	Director	2002	Administrator and CEO	2,714		0.093%
					Maury Regional Hospital

Dan C. Wheeler	60	Director	Director	1993	Director, Center for	7,434	8	0.255%
					Profitable Agriculture

Dr. David S. Williams	56	Director	Director	2001	Orthodontist	3,500		0.120%

W. Donald Wright	63	Director	Director	1992	Pharmacist	1,016		0.035%
						242,862		8.319%

Footnotes

Nominee Information Table

/1	Unless otherwise indicated all shares are owned of record.
/2.	4,230 shares are registered to Hulet M. Chaney and Joyce A. Chaney, Mr. Chaney's wife
100 shares are registered to Joyce A. Chaney, Mr. Chaney's wife.
/3	8, 354 shares are registered to Griffitha G. Cook, Mr. Cook's wife.
/4	9,060 shares are registered to Thomas Napier Gordon, Jr., minor son of Mr. Gordon.
9,060 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.
400 shares are registered to Teri Hasenour Gordon, wife of Mr. Gordon.
/5	8,000 shares are registered to Estate of Carrie B. Hickman, of which Mr. Hickman is the beneficiary.
/6	22,000 shares are registered to Leesa M. Stevens, Mr. Stevens' wife.
/7	50 shares are registered to Teresa J. Beck, wife of Mr. Tomlinson.
/8	1,500 shares are registered to Mary Carol Wheeler, wife.

COMMITTEES OF THE BOARD

There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met seven (7) times during 2002.

The Board of Directors of the Bank has designated seven (7) standing committees. They are as follows:

Audit/Compliance/CRA Committee (5 members)

Compensation Committee (8 members)

Deferred Profit Sharing Benefit Committee (5 members)

Executive Committee (6 members)

Trust Committee (6 members)

Risk Management Committee (6 members)

Business Development Committee (10 members)

Audit/Compliance/CRA Committee

Functions: The Committee provides assistance to the Board of Directors in fulfilling their responsibility to the shareholders and potential shareholders relating to accounting procedures, reporting practices, regulatory compliance and quality, and integrity of the financial reports of the Bank. The Committee is composed of directors who are independent of the management of the Bank, as defined by the New York Stock Exchange, and are free of any relationship that, in the opinion of the Board of Directors or Stockholders, would interfere with their exercise of independent judgment as a committee member. Refer to the Audit/Compliance/CRA Committee Report on pages 13 through 14.

Number of 2002 meetings: 14

Membership: The Committee membership is made up of five (5) directors who are not officers of the Bank. They are Dan C. Wheeler, Chairman, James L. Bailey, Jr., Edwin W. Halliday, Dr. O. Rebecca Hawkins and W. Donald Wright.

Compensation Committee

Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See Compensation Committee Report on executive compensation on pages 8 through 10.

Number of 2002 meetings: 5

Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and of the Bank and six (6) directors who are not officers of the Corporation or the Bank. They are H. Terry Cook, Jr., Chairman, Kenneth A. Abercrombie, Hulet M. Chaney, William R. Walter, Dan C. Wheeler, W. Donald Wright, Waymon L. Hickman and T. Randy Stevens.

Deferred Profit Sharing Benefit Committee

Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan. It supervises records pertaining to continuity of service and acts on applications for retirement benefits, applications for leaves of absence, and requests for distribution of participants' accounts. The Committee is also responsible for preparing annual reports and financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.

Number of 2002 meetings: 1

Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, two (2) directors who are not officers of the Corporation or the Bank, one (1) advisory director who is not a director of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy Stevens, Chairman, Tom Napier Gordon, Dr. David S. Williams, Bobby Sands (Advisory), and Amy B. Slagle (Employee).

Executive Committee

Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.

Number of 2002 meetings: 40

Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, four (4) other directors, none of whom is an officer of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, James L. Bailey, Jr., H. Terry Cook, Jr., Edwin W. Halliday, T. Randy Stevens, and W. Donald Wright.

Trust Committee

Functions: The Committee supervises the operations of the Trust and Financial Management Department to ensure proper exercise of the fiduciary powers of the bank.

Number of 2002 meetings: 12

Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank and four (4) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, T. Randy Stevens, Vice Chairman, H. Terry Cook, Jr., Tom Napier Gordon, Hulet M. Chaney and William R. Walter.

Risk Management Committee

Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverage and bonding requirements.

Number of 2002 meetings: 1

Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are John P. Tomlinson, III, Chairman, Dr. Joseph W. Remke, III, Dan C. Wheeler, Dr. David S. Williams and James R. Hudson, (Advisory). T. Randy Stevens serves as Secretary of the Committee.

Business Development Committee

Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.

Number of 2002 meetings: 1

Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank, and four (4) advisory directors of the bank. They are Dr. O. Rebecca Hawkins, Chairman, Kenneth Abercrombie, Waymon L. Hickman, Dr. Joseph W. Remke, III, T. Randy Stevens, John P. Tomlinson, III, Dr. Charles A. Ball (Advisory), Dr. H. Pitts Hinson (Advisory), Christa S. Martin (Advisory) and Manuel D. Young (Advisory). Kim M. Doddridge serves as Committee Coordinator.

Director Attendance

During fiscal year 2002, there were seven (7) meetings of the Board of Directors of the Corporation and fourteen (14) meetings of the Board of Directors of the Bank. Each member of the Board, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members.

COMPENSATION OF DIRECTORS AND OFFICERS

During the fiscal year 2002 each director and officer of the Corporation received an annual retainer of $1,750.00 and was paid a fee of $425.00 for each Board meeting attended up to four meetings. Each Active Bank Director received $450.00 for each Bank Board of Directors' meeting attended. Each Honorary Bank Director received $400.00 for each Bank Board of Directors' meeting attended. Each Bank Advisory Director received $300.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,500.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 2002, the Corporation and the Bank paid total cash directors' fees of $156,850, and directors' fees were deferred in the amount of $181,740.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

Decisions on compensation of the Bank's executives are made by the eight member Compensation Committee of the Board. The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank. Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

The Bank has an executive compensation program that is focused on Corporation stockholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.

Compensation

The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in a similar asset size range. The national survey also includes data on adjoining states.

The Compensation Committee approved cash compensation opportunities for executive officers in 2002 that are consistent with the Compensation Committee's executive compensation program.

Base Salary

Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank; and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.

Bonus

The second component in the executive compensation program is a bonus plan. Certain strategic goals from the Corporation and the Bank's strategic plan and financial budget are allocated points relating to goal achievement. Achievement of all the listed goals would have been a bonus of 25% of base salaries to all senior officers. Progress towards these goals was graded as well as individual performance. During fiscal year 2002, a bonus of 5.0% was paid to eight senior officers and a bonus of 10.0% was paid to the Chairman of the Board. Executive officers received bonus payments as follows: Waymon L. Hickman - $40,460, T. Randy Stevens - $8,940, John P. Tomlinson, III - $6,259, Anthony F. Beyer - $5,819, Leslie R. Brooks - $5,730, and N. Houston Parks - $4,798 (see Summary Compensation Table on page 11).

Chief Executive Officer Compensation

The executive compensation program described above is applied in setting the Chief Executive Officer's compensation. Effective July 1, 2002, the Board of Directors named T. Randy Stevens as President and Chief Executive Officer. Mr. Stevens participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value. Net income for the Corporation and the Bank totaled $8,518,000 for fiscal year 2002, representing a 19.7% decrease below the previous year. Stock value increased from $68.00 per share at December 31, 2001 to $75.00 per share at December 31, 2002 representing a $7.00 per share increase. The increase represents an annualized gain of 10.3%, plus $1.07 per share in cash dividends declared in 2002. Based upon these and other factors the 2002 cash compensation of Mr. Stevens was $187,740. Mr. Stevens had a base salary of $178,800 which is in line with the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Stevens earned a bonus in the amount of $8,940 that was based on the Corporation's financial results in 2002.

Conclusion

The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.

Submitted by the Compensation Committee of the Company's Board of Directors.

H. Terry Cook, Jr., Chairman
Kenneth A. Abercrombie
Hulet M. Chaney
Waymon L. Hickman
T. Randy Stevens
William R. Walter
Dan C. Wheeler
W. Donald Wright

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Cook, Abercrombie, Chaney, Hickman, Stevens, Walter, Wheeler, and Wright served as members of the Compensation Committee throughout 2002. During 2002, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Abercrombie and Wright, and members of the immediate families of such directors and executive officers. Messrs. Abercrombie and Wright, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $137,598 at December 31, 2002. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.

REMUNERATION OF DIRECTORS AND OFFICERS

The following table sets forth the aggregate remuneration accrued or paid by the Corporation or the Bank during the fiscal years ending December 31, 2002, 2001, and 2000, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.

Name of Individual				Other Annual	All Other
and Principal Position	Year	Salary	Bonus	Compensation	Compensation
		/1	/2	/3
Waymon L. Hickman,	2002	192,300	46,325	29,096	/4	46,841
Chairman of the Board,	2001	252,600	96,625	25,500		45,407
Director of	2000	212,100	11,015	25,500		42,681
Corporation and Bank
T. Randy Stevens,	2002	178,800	12,266	26,820	/4	27,720
President,	2001	160,000	24,400	24,000		24,139
Chief Executive Officer &	2000	126,000	14,251	18,900		21,531
Director of
Corporation and Bank
John P. Tomlinson, III	2002	125,184	6,263	18,778	/4	11,586
Regional President	2001	117,580	17,168	16,887		9,443
& Director of	2000	95,280	10,965	14,320		6,709
Corporation and Bank
Anthony F. Beyer,	2002	116,304	9,104	17,459		-
Marshall County	2001	96,667	17,168	16,887	/5	25,230
President of Bank
Leslie R. Brooks	2002	114,600	5,730	-		-
Executive Vice
President of Bank
N. Houston Parks	2002	95,952	4,798	14,393		-
Executive Vice
President of Bank
Evaline K. Lunn, /6	2002	-	-	-		-
Executive Vice	2001	89,380	13,630	13,407		-
President of Bank

SUMMARY COMPENSATION TABLE

/1	Salaries, cash corporation and bank committee fees.
/2	Bonus includes executive bonus incentives, group term replacement insurance provided, and use of auto.
/3

Other annual compensation is the bank's contribution to the Deferred Profit Sharing Plan. This benefit provided by the Bank does not discriminate in favor of officers and directors and is available generally to all salaried employees.

/4	Deferred Salary Continuation Plan, Deferred Corporation and Bank Committee Fees.
/5	Moving bonus and expenses.
/6	Evaline K. Lunn retired December 31, 2001.

Shareholder Return

Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on Corporation Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Major Regional Bank Composite Index for the period of six years commencing December 31, 1997 and ending December 31, 2002.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The graph displaying the contents of the table below will be mailed to our stockholders.

VALUE OF $100 INVESTED ON DECEMBER 31, 1997 AT:

	1997	1998	1999	2000	2001	2002
FF&M	$100.00	$122.13	$147.88	$157.99	$185.23	$204.30
Regional Banks*	100.00	110.52	94.74	120.71	110.39	110.48
S&P 500*	100.00	128.58	155.64	141.43	124.70	97.14

  Assumes that the value of the investment in Common Stock and each index was $100 on December 31, 1997 and that all dividends were reinvested.

DEFERRED PROFIT SHARING PLAN

The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income taxation. The plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one (1) year of service with the Bank are eligible to participate. Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred fifty-five (255) participants during fiscal year 2002 was $1,136,542. On December 31, 2002, the total ending value of Waymon L. Hickman's account in the Profit Sharing Plan was $1,880,805. T. Randy Stevens' account was $742,582, John P. Tomlinson's account was $678,291, Anthony F. Beyer's account was $419,6672, and N. Houston Parks' account was $53,916.

Deferred Profit Sharing Plan

Years of Service	Amount Vested
1	No Participation
More than 1 but
Less than 2	0%
2	25%
3	40%
4	55%
5	70%
6	85%
7	100%

REPORT OF THE AUDIT/COMPLIANCE/CRA COMMITTEE

The Audit/Compliance/CRA Committee's primary responsibilities fall into three broad categories:

    The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the management of First Farmers and Merchants Corporation and its wholly owned subsidiary, First Farmers and Merchants National Bank. The Committee's monitoring includes discussing with management and external auditors draft financial statements and accounting and reporting matters.
    The Committee is responsible for matters concerning the relationship between the Corporation and the Bank and its external auditors. This relationship includes recommending the appointment or removal of external auditors; reviewing the scope of their audit services and related fees, as well as any other services being provided; and determining whether the external auditors are independent.

    The Committee oversees management's implementation of effective systems of internal controls, including the review of the activities and recommendations of the Bank's internal auditing program.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met fourteen times during fiscal 2002.

In overseeing the preparation of the Corporation and the Bank's financial statements, the Committee met with both management and external auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee discussed the statements with both management and the external auditors. The Committee's review included discussion with the external auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the audited financial statements of First Farmers and Merchants Corporation and its wholly owned subsidiary, First Farmers and Merchants National Bank, in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Fees paid to external auditors required to be disclosed were as follows.

Audit, review of Form 10-Qs, and attestation for
Internal Controls as required by FDICIA
Audit and assistance with registration statement	$90,455
Other	24,419

Submitted by the Audit/Compliance/CRA Committee of the Company's Board of Directors.

Dan C. Wheeler, Chairman
James L. Bailey, Jr.
Edwin W. Halliday
W. Donald Wright
Dr. O. Rebecca Hawkins

CERTIFIED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell, PLLC has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. A representative of the firm will be present at the stockholders meeting and will have the opportunity to make a statement if he/she so desires.

OTHER MATTERS

As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.

ITEMS OF BUSINESS FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

Any proposals by stockholders to be included in the Proxy Statement and Proxy for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 28, 2003.

ANNUAL REPORTS

The annual report of the Corporation to stockholders for the calendar year 2002 is enclosed, but is not intended to be part of this Proxy Statement.

COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO: PATRICIA N. MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION, P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

By the order of the Board of Directors

/s/ Martha M. McKennon
Martha M. McKennon
Secretary

March 24, 2003